Exhibit 21
NRG Energy, Inc. Subsidiaries

State of
Subsidiary Name	Incorporation

Arthur Kill Power LLC	Delaware

Astoria Gas Turbine Power LLC	Delaware

Bayou Cove Peaking Power, LLC	Delaware

Berrians I Gas Turbine Power LLC	Delaware

Big Cajun I Peaking Power LLC	Delaware

Big Cajun II Unit 4 LLC	Delaware

Cabrillo Power I LLC	Delaware

Cabrillo Power II LLC	Delaware

Camas Power Boiler Limited Partnership	Oregon

Camas Power Boiler, Inc.	Oregon

Central and Eastern Europe Power Fund, Ltd.	Bermuda

Chickahominy River Energy Corp.	Virginia

Commonwealth Atlantic Power LLC	Delaware

Conemaugh Fuels, LLC	Delaware

Conemaugh Power LLC	Delaware

Connecticut Jet Power LLC	Delaware

Croatia Power Group	Cayman Islands

Devon Power LLC	Delaware

Dunkirk Power LLC	Delaware

Eastern Sierra Energy Company	California

Elbow Creek Wind Project LLC (Formed 2/5/07)	Texas

El Segundo Power II LLC	Delaware

El Segundo Power, LLC	Delaware

Energy Investors Fund, L.P.	Delaware

Energy National, Inc.	Utah

State of
Subsidiary Name	Incorporation

Enfield Holdings B.V.	Netherlands

Enfield Operations, L.L.C.	Delaware

Enifund, Inc.	Utah

Enigen, Inc.	Utah

ESOCO Molokai, Inc.	Utah

ESOCO, Inc.	Utah

Fernwärme GmbH Hohenmölsen-Webau	Germany

GALA-MIBRAG-Service GmbH	Germany

GCP Funding Company, LLC	Delaware

Gladstone Power Station Joint Venture	Australia

Granite II Holding, LLC	Delaware

Granite Power Partners II, L.P.	Delaware

Gröbener Logistick GmbH — Spedition, Handel und Transport	Germany

Gunwale B.V.	Netherlands

Hanover Energy Company	California

Hoffman Summit Wind Project, LLC	California

Huntley IGCC LLC	Delaware

Huntley Power LLC	Delaware

Indian River IGCC LLC	Delaware

Indian River Operations Inc.	Delaware

Indian River Power LLC	Delaware

Ingenieurbüro für Grundwasser GmbH	Germany

Itiquira Energetica S.A.	Brazil

Jackson Valley Energy Partners, L.P.	California

James River Power LLC	Delaware

Kaufman Cogen LP	Delaware

Keystone Fuels, LLC	Delaware

State of
Subsidiary Name	Incorporation

Keystone Power LLC	Delaware

Kladno Power (No. 1) B.V.	Netherlands

Kladno Power (No. 2) B.V.	Netherlands

Kraftwerk Schkopau Betriebsgesellschaft mbH	Germany

Kraftwerk Schkopau GbR	Germany

Lake Erie Properties Inc.	Delaware

Lambique Beheer B.V.	Netherlands

Long Beach Generation LLC	Delaware

Long Beach Peakers LLC (Formed 2/9/07)	Delaware

Long Beach Power LLC	Delaware

Louisiana Generating LLC	Delaware

LS Power Management, LLC	Delaware

LSP-Nelson Energy, LLC	Delaware

Meriden Gas Turbines LLC	Delaware

MIBRAG B.V.	Netherlands

MIBRAG Industriekraftwerke Betriebs GmbH	Germany

MIBRAG Industriekraftwerke GmbH & Co. KG	Germany

MIBRAG Industriekraftwerke Vermogensverwaltungs-und Beteiligungs GmbH	Germany

MIBRAG Industriekraftwerke Vertriebs GmbH	Germany

Middletown Power LLC	Delaware

Mitteldeutsche Braunkohlengesellschaft mbH	Germany

Montan Bildungs- und Entwicklungsgesellschaft mbH	Germany

Montville IGCC LLC	Delaware

Montville Power LLC	Delaware

MUEG Mitteldeutsche Umwelt- und Entsorgung GmbH	Germany

NEO California Power LLC (Terminated 1/3/07)	Delaware

NEO Chester-Gen LLC	Delaware

NEO Corporation	Minnesota

NEO Freehold-Gen LLC	Delaware

State of
Subsidiary Name	Incorporation

NEO Landfill Gas Holdings Inc.	Delaware

NEO-Montauk Genco Management LLC	Delaware

NEO California Power LLC (Terminated 1/3/07)	Delaware

NEO Power Services Inc.	Delaware

New Genco GP, LLC	Delaware

New Genco LP, LLC	Delaware

Norwalk Power LLC	Delaware

NRG Affiliate Services Inc.	Delaware

NRG Arthur Kill Operations Inc.	Delaware

NRG Asia-Pacific, Ltd.	Delaware

NRG Astoria Gas Turbine Operations Inc.	Delaware

NRG Audrain Generating LLC	Delaware

NRG Audrain Holding LLC	Delaware

NRG Bayou Cove LLC	Delaware

NRG Bourbonnais Equipment LLC	Delaware

NRG Bourbonnais LLC	Illinois

NRG Brazos Valley GP LLC	Delaware

NRG Brazos Valley LP LLC	Delaware

NRG Cabrillo Power Operations Inc.	Delaware

NRG Cadillac Inc.	Delaware

NRG Cadillac Operations Inc.	Delaware

NRG California Peaker Operations LLC	Delaware

NRG Capital II LLC	Delaware

NRG Caymans Company	Cayman Islands

NRG Caymans-C	Cayman Islands

NRG Caymans-P	Cayman Islands

NRG Collinsville Operating Services Pty Ltd	Australia

NRG ComLease LLC	Delaware

State of
Subsidiary Name	Incorporation

NRG Common Stock Finance I LLC	Delaware

NRG Common Stock Finance II LLC	Delaware

NRG Connecticut Affiliate Services Inc.	Delaware

NRG Development Company Inc.	Delaware

NRG Devon Operations Inc.	Delaware

NRG do Brasil Ltda.	Brazil

NRG Dunkirk Operations Inc.	Delaware

NRG El Segundo Operations Inc.	Delaware

NRG Energy Center Dover LLC	Delaware

NRG Energy Center Harrisburg LLC	Delaware

NRG Energy Center Minneapolis LLC	Delaware

NRG Energy Center Paxton LLC	Delaware

NRG Energy Center Pittsburgh LLC	Delaware

NRG Energy Center Rock Tenn LLC	Delaware

NRG Energy Center San Diego LLC	Delaware

NRG Energy Center San Francisco LLC	Delaware

NRG Energy Center Smyrna LLC	Delaware

NRG Energy Center Washco LLC	Delaware

NRG Energy Insurance, Ltd.	Cayman Islands

NRG Energy Jackson Valley I, Inc.	California

NRG Energy Jackson Valley II, Inc.	California

NRG Energy Ltd.	United Kingdom

NRG Energy, Inc.	Delaware

NRG Engine Services LLC	Delaware

NRG Generation Holdings, Inc.	Delaware

NRG Gladstone Operating Services Pty Ltd	Australia

NRG Gladstone Superannuation Pty Ltd	Australia

State of
Subsidiary Name	Incorporation

NRG Granite Acquisition LLC	Delaware

NRG Harrisburg Cooling LLC (Formed 1/30/07)	Delaware

NRG Huntley Operations Inc.	Delaware

NRG Ilion Limited Partnership	Delaware

NRG Ilion LP LLC	Delaware

NRG International Holdings (No. 2) GmbH	Switzerland

NRG International II Inc.	Delaware

NRG International III Inc.	Delaware

NRG International LLC	Delaware

NRG Kaufman LLC	Delaware

NRG Latin America Inc.	Delaware

NRG Maintenance Services LLC	Delaware

NRG McClain LLC	Delaware

NRG Mesquite LLC	Delaware

NRG Mextrans Inc.	Delaware

NRG MidAtlantic Affiliate Services Inc.	Delaware

NRG Middletown Operations Inc.	Delaware

NRG Montville Operations Inc.	Delaware

NRG Nelson Turbines LLC	Delaware

NRG New Jersey Energy Sales LLC	Delaware

NRG New Roads Holdings LLC	Delaware

NRG North Central Operations Inc.	Delaware

NRG Northeast Affiliate Services Inc.	Delaware

NRG Norwalk Harbor Operations Inc.	Delaware

NRG Operating Services, Inc.	Delaware

NRG Oswego Harbor Power Operations Inc.	Delaware

NRG PacGen Inc.	Delaware

NRG Pacific Corporate Services Pty Ltd	Australia

State of
Subsidiary Name	Incorporation

NRG Peaker Finance Company LLC	Delaware

NRG Power Marketing Inc.	Delaware

NRG Rockford Acquisition LLC	Delaware

NRG Rockford Equipment II LLC	Illinois

NRG Rockford Equipment LLC	Illinois

NRG Rockford II LLC	Illinois

NRG Rockford LLC	Illinois

NRG Rocky Road LLC	Delaware

NRG Saguaro Operations Inc.	Delaware

NRG Services Corporation	Delaware

NRG South Central Affiliate Services Inc.	Delaware

NRG South Central Generating LLC	Delaware

NRG South Central Operations Inc.	Delaware

NRG South Texas LP	Texas

NRG Sterlington Power LLC	Delaware

NRG Telogia Power LLC	Delaware

NRG Texas LLC	Delaware

NRG Texas LP	Texas

NRG Texas Maintenance Services LLC	Delaware

NRG Thermal LLC	Delaware

NRG Victoria I Pty Ltd	Australia

NRG Victoria II Pty Ltd	Australia

NRG Victoria III Pty Ltd	Australia

NRG West Coast LLC	Delaware

NRG Western Affiliate Services Inc.	Delaware

NRGenerating German Holdings GmbH	Switzerland

NRGenerating Holdings (No. 24) B.V.	Netherlands

State of
Subsidiary Name	Incorporation

NRGenerating Holdings (No. 5) B.V.	Netherlands

NRGenerating Holdings GmbH	Switzerland

NRGenerating II (Gibraltar)	Gibraltar

NRGenerating International B.V.	Netherlands

NRGenerating Luxembourg (No. 1) S.a.r.l.	Luxembourg

NRGenerating Luxembourg (No. 2) S.a.r.l.	Luxembourg

O Brien Cogeneration, Inc. II	Delaware

ONSITE Energy, Inc.	Oregon

Oswego Harbor Power LLC	Delaware

P.T. Dayalistrik Pratama	Indonesia

Pacific Crockett Holdings, Inc.	Oregon

Pacific Generation Company	Oregon

Pacific Generation Holdings Company	Oregon

Pacific-Mt. Poso Corporation	Oregon

Padoma Wind Power, LLC	California

Project Finance Fund III, L.P.	Delaware

Pyro-Pacific Operating Company	California

RWE Umwelt Westsachsen GmbH	Germany

Saale Energie GmbH	Germany

Saale Energie Services GmbH	Germany

Sachsen Holding B.V.	Netherlands

Saguaro Power Company, a Limited Partnership	California

Saguaro Power LLC	Delaware

San Joaquin Valley Energy I, Inc.	California

San Joaquin Valley Energy IV, Inc.	California

San Joaquin Valley Energy Partners I, L.P	California

San Juan Mesa Wind Project II, LLC	Delaware

State of
Subsidiary Name	Incorporation

Somerset Operations Inc.	Delaware

Somerset Power LLC	Delaware

Statoil Energy Power/Pennsylvania, Inc.	Pennsylvania

Sterling Luxembourg (No. 4) s.a.r.l.	Luxembourg

Sunshine State Power (No. 2) B.V.	Netherlands

Sunshine State Power B.V.	Netherlands

Tacoma Energy Recovery Company	Delaware

Telogia Power Inc.	Delaware

TermoRio S.A.	Brazil

Texas Genco Financing Corp.	Delaware

Texas Genco GP, LLC	Texas

Texas Genco Holdings, Inc.	Texas

Texas Genco LP, LLC	Delaware

Texas Genco Operating Services, LLC	Delaware

Texas Genco Services, LP	Texas

The PowerSmith Cogeneration Project, Limited Partnership	Delaware

Tosli Acquisition B.V.	Netherlands

Turners Falls Limited Partnership	Delaware

UEG Mitteldeutsche Umwelt-Entsorgung GmbH	Unknown

Vienna Operations Inc.	Delaware

Vienna Power LLC	Delaware

WCP (Generation) Holdings LLC	Delaware

West Coast Power LLC	Delaware